Financial Expense	6 Months Ended
Jun. 30, 2023
Financial Expense
Financial Expense

25.Financial expense

	For the three months ended		For the six months ended
	June 30		June 30
(in EUR 000)	2023	2022	2023	2022
Fair value adjustment	320	1,631	416	1,949
Recoverable cash advances, Accretion of interest	248	232	495	463
Interest and bank charges	17	16	45	103
Interest on lease liabilities	30	25	60	47
Exchange differences	161	305	715	388
Other	(1)	(47)	1	—
Total Financial expense	775	2,162	1,732	2,950

The fair value adjustment relates to the fair value adjustment on financial instruments. More information can be found in note 21.

The discounting impact of the recoverable cash advances is further detailed in note 17 above.

For the six month period ended June 30, 2023, exchange losses amount to €0.7 million (three month period ended June 30, 2023: €161,000), mainly due to the revaluation of both the Company’s USD cash balance and USD financial assets (note 14). For the year ended December 31, 2022, the closing rate of EUR/USD amounted to 1.07265, while as at June 30, 2023, the rate of EUR/USD increased to 1.09164, resulting in unrealized exchange losses on the USD balances.

The Company holds its USD cash balances and term deposits as they expect to incur cash-outflows in the US relating to both clinical costs (DREAM and ACCESS) and to the commercial launch of  the Genio® system.